UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name on Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.
United Airlines Holdings, Inc. ("UAL"), the holding company whose primary subsidiary is United Airlines, Inc. ("United," and together with UAL, the "Company"), previously announced its plans to host an Investor Day on March 5, 2020. As the spread of coronavirus ("COVID-19") has continued and the market reaction has worsened, investor concerns are focused almost exclusively on the near-term impact on demand and how the Company is managing it. Given that, the Company does not believe it is practical to expect that it can have a productive conversation focused on its long-term strategy next week. As a result the Company has decided to postpone Investor Day, which the Company now currently plans to hold in September 2020.
The Company still plans to participate in several conferences in March 2020. From March 1st to 3rd, 2020, Gerry Laderman, Executive Vice President and Chief Financial Officer, Pam Hendry, Vice President and Treasurer, of the Company, and Michael Leskinen, Vice President, Corporate Development and Investor Relations, of United, plan to participate in the ISTAT Americas conference in Austin, TX. On March 10, 2020, Scott Kirby, President of the Company, is scheduled to be the keynote speaker at the J.P. Morgan Industrials Conference in New York, NY. Mr. Kirby's comments are expected to include discussion of the proactive steps the Company is taking to manage the challenges posed by COVID-19. The Company plans to provide information regarding accessing the webcast of Mr. Kirby's presentation at a later date. Mr. Kirby will be joined by Andrew Nocella, the Company's Executive Vice President and Chief Commercial Officer and Mr. Laderman for meetings with investors during the conference.
The Company remains confident in its long-term outlook, including the 2022 adjusted diluted earnings per share range, 2022 and 2023 adjusted free cash flow targets and target cap on leverage (defined as adjusted debt to adjusted earnings before interest, income taxes, depreciation, amortization and aircraft rent (EBITDAR)) included in the Company's Current Report on Form 8-K furnished with the U.S. Securities and Exchange Commission (the "SEC") on February 24, 2020.
The information in this Item 7.01, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements:
Certain statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.
The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the Company's ability to execute its strategic operating plan, including its growth, revenue-generating and cost-control initiatives; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact its operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; the Company's capacity decisions and the capacity decisions of its competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in the Company's supply of aircraft fuel; the Company's ability to cost-effectively hedge against increases in the price of aircraft fuel, if it decides to do so; the effects of any technology failures, cybersecurity or significant data breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving the Company's aircraft or operations, the aircraft or operations of its regional carriers or its code share partners or the aircraft or operations of another airline; the Company's ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in the Company's fleet; disruptions to the Company's regional network; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of the Company's investments in other airlines, including in other parts of the world; industry consolidation or changes in airline alliances; the ability of other air carriers with whom the Company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of the Company's aircraft orders; disruptions in the availability of aircraft, parts or support from its suppliers; the Company's ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with its union groups; any disruptions to operations due to any potential actions by the Company's labor groups; labor costs; an outbreak of a disease that affects travel demand or travel behavior, such as the existing threat of COVID-19; the impact of any management changes; extended interruptions or disruptions in service at major airports where the Company operates; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the costs and availability of financing; the Company's ability to maintain adequate liquidity; the Company's ability to comply with the terms of its various financing arrangements; the Company's ability to realize the full value of its intangible assets and long-lived assets; any impact to the Company's reputation or brand image and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as well as other risks and uncertainties set forth from time to time in the reports it files with the SEC.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: February 28, 2020